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                                                                    EXHIBIT 10.2


         This FORBEARANCE AGREEMENT, dated as of August 15, 2001 (this "Agreement"), is between KELLSTROM INDUSTRIES, INC., a Delaware corporation ("Company") and KEY PRINCIPAL PARTNERS, L.L.C. ("KPP"), with reference to that certain Senior Subordinated Note And Warrant Purchase Agreement, dated as of November 13, 2000, between Company and KPP (as amended to and including the date hereof, the "Subordinated Credit Agreement" -- capitalized terms used in this Agreement, unless otherwise defined, shall have the meanings ascribed thereto in the Subordinated Credit Agreement).

         The parties hereto hereby agree as follows:

         1. DEFINITIONS. As used herein (the following definitions to be applicable in both singular and plural forms):

         "COVERED DEFAULTS" means the following Defaults:

                  (a) Any Default under Section 5.2(a) of the Subordinated Credit Agreement as of the fiscal quarter ending June 30, 2001, but only to the extent that the Company's Consolidated Adjusted Net Worth as of such date was not less than $95,445,415;

                  (b) Any Default under Section 5.2(b) of the Subordinated Credit Agreement as of the fiscal quarter ending June 30, 2001; but only to the extent that the Company's Consolidated Funded Indebtedness to Consolidated EBITDA Ratio for such period was not more than 12.00 to 1.00; and

                  (c) Any Default under Section 5.2(c) of the Subordinated Credit Agreement as of the fiscal quarter ending June 30, 2001; but only to the extent that the ratio of (i) the consolidated EBITDA of Company and its consolidated Subsidiaries, minus income taxes paid in cash, Unfunded Capital Expenditures and dividends, to (ii) the Consolidated Fixed Charges of Company and its consolidated Subsidiaries, as of the end of such fiscal quarter of Company, measured for the immediately preceding four fiscal quarters, was not less than 0.79 to 1.00; and

                  (d) Any Default under Section 5.2(d) of the Subordinated Credit Agreement as of the fiscal quarter ending June 30, 2001; but only to the extent that that Company's Consolidated EBITDA for such period was not less than a negative $2,886,166.

         "COVERED PERIOD" means the period commencing on the Effective Date and continuing until the first to occur of:

                  (a)       October 15, 2001; or

                  (b) Company's failure to perform any term or condition on its part to be performed under this Agreement or a breach of any representation or warranty by Company hereunder; or

                  (c) Any termination of the Senior Debt Forbearance Agreement or any forbearance thereunder; or

                  (d) Any Event of Default, other than Covered Defaults, under the Subordinated Credit Agreement or any Covered Default ceases to be a Covered Default.




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         "EFFECTIVE DATE" means the date the forbearance becomes effective pursuant to Section 4 hereof.

         "SENIOR DEBT FORBEARANCE AGREEMENT" means a forbearance agreement between the Company, the Senior Debt Holders and the Senior Debt Representative, wherein the Senior Debt Holders and Senior Debt Representative agree to forbear in the enforcement of the Senior Debt Documents for the Covered Period with respect to any defaults under the Senior Debt Documents which correspond to the Covered Defaults, which forbearance agreement shall be on terms no less advantageous to the Company than the terms of this Agreement.

         2. RATIFICATION OF OUTSTANDING NOTES. Company ratifies and reaffirms:

         (a) All Notes outstanding under the Subordinated Credit Agreement are due and payable in accordance with the terms of the Subordinated Credit Agreement, without setoff, defense, or counterclaim;

         (b) Company's obligations, liabilities, and duties under the Subordinated Credit Agreement, and each other Loan Document are absolute, uncontingent, and not subject to any defenses, setoffs, claims, or counterclaims, and any such purported defenses, setoffs, claims, and counterclaims are hereby waived; and

         (c) KPP has not at any time directed or participated in any aspect of the management of Company or the conduct of Company"s business, and Company has made all of its business decisions independently of KPP. Notwithstanding any other provision of this Agreement, the Loan Documents, or any other contract or instrument between Company and KPP: (i) the relationship between KPP and Company shall be limited to the relationship of a lender to a borrower in a commercial loan transaction or of a purchase of financial assets; (ii) KPP shall not be construed as a partner, joint venturer, alter-ego, manager, controlling person, or other business associate or participant of any kind of Company, and KPP does not intend to assume any such status at any time; and (iii) KPP shall not be deemed responsible for (or a participant in) any acts, omissions, or decisions of Company.

         3. TERMS OF FORBEARANCE.

         (a) Subject to Sections 3(b), 4, and 5 hereof, KPP hereby agrees to forbear in the exercise of its rights and remedies under the Subordinated Credit Agreement with respect to the Covered Defaults, but only for the duration of the Covered Period.

         (b) THE FORBEARANCE GRANTED HEREIN IS A CONDITIONAL, LIMITED, TEMPORARY FORBEARANCE RELATING SOLELY TO THE COVERED DEFAULTS AND SHALL BE IN EFFECT ONLY DURING AND WITH RESPECT TO THE COVERED PERIOD. COMPANY UNDERSTANDS AND ACKNOWLEDGES THAT (i) THE FORBEARANCE GRANTED HEREIN DOES NOT CONSTITUTE A WAIVER OF ANY TERM, PROVISION, OR CONDITION OF ANY LOAN DOCUMENT, (ii) COMPANY IS OBLIGATED TO COMPLY WITH EACH AND EVERY TERM, PROVISION, AND CONDITION (INCLUDING CONDITIONS OF LENDING) OF EACH LOAN DOCUMENT, IN EACH CASE, AS AMENDED BY THIS AGREEMENT, NOTWITHSTANDING THIS FORBEARANCE, AND (iii) THE




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FORBEARANCE GRANTED HEREIN SHALL NOT PRECLUDE THE EXERCISE OF, OR CONSTITUTE A
WAIVER OF, ANY RIGHT, REMEDY, POWER, OR PRIVILEGE THAT KPP MAY NOW OR IN THE FUTURE HAVE AT ANY TIME WITH RESPECT TO EVENTS OF DEFAULT (INCLUDING, WITHOUT LIMITATION, DEFAULTS BY COMPANY IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT) OTHER THAN THE COVERED DEFAULTS OR, WITH RESPECT TO THE COVERED DEFAULTS, AFTER THE EXPIRATION OF THE COVERED PERIOD.

         4. CONDITIONS TO EFFECTIVENESS. The forbearance under Section 3(a) and
(b) hereof shall become effective when, and is subject to the condition precedent that, KPP shall have received the following;

         (a) A counterpart of this Agreement executed by Company;

         (b) A fully executed duplicate original of the Senior Debt Forbearance Agreement which sall be in form and substance acceptable to KPP; and

         (c) Such other documents as are reasonably required by KPP to carry out the provisions and intent of this Agreement.

         5. EFFECT. The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any default, right, power, or remedy of KPP under any Loan Document, and each Loan Document shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, KPP does not agree to forbear, or otherwise refrain, from exercise of KPP's rights and remedies under the Loan Documents.

         6. REPRESENTATIONS AND WARRANTIES. As part of the consideration for entering into this Agreement, Company represents and warrants to KPP that:

         (a) DUE AUTHORITY. The execution, delivery, and performance by Company of this Agreement are within Company's corporate powers, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any governmental body, agency or official, and the execution, delivery, and performance by Company of this Agreement do not contravene, or constitute a default under, any provision of applicable law or regulations or the charter documents of Company, or any other material agreement, judgment, injunction, order, decree, or other instrument binding upon Company or any assets of Company, or result in the creation or imposition of any lien on any asset of Company, except for liens in favor of KPP.

         (b) ENFORCEABILITY. This Agreement constitutes a binding and valid obligation of Company, enforceable against Company in accordance with its terms.

         (c) DEFAULTS. Except for the Covered Defaults, no Default has occurred and is continuing.

         7. INDEMNITY. As additional consideration for KPP entering into this Agreement, Company shall indemnify, exonerate, pay, and hold each Indemnified Party (as hereinafter defined) harmless from any and all claims, demands, grievances, liabilities, debts, accounts, obligations, costs, expenses, liens, rights, actions, and causes of action, of every kind and nature whatsoever (including fees and expenses of counsel to any Indemnified Party in connection with any investigative, administrative, or judicial proceeding, irrespective of whether such Indemnified Party shall be designated a party thereto), other than



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those arising as a result of the gross negligence or willful misconduct of any
Indemnified Party, which may be imposed on, incurred by, or asserted against such Indemnified Party in any manner relating to or arising out of or in connection with this Agreement or any of the Loan Documents, or any of the transactions contemplated by any of the foregoing. As used in this Agreement, the term "Indemnified Parties" means, collectively, KPP and its affiliated corporations, and all of its current and former directors, officers, agents, employees, shareholders, and attorneys, and all of their respective successors and assigns.

         8. RELEASE BY COMPANY.

         (a) NO PRESENT CLAIMS. Company acknowledges and agrees that: (i) Company has no claim or cause of action against any Indemnified Party; (ii) Company has no offset right, counterclaim, or defense of any kind against any of the Indebtedness; and (iii) each Indemnified Party has heretofore properly performed and satisfied in a timely manner any and all of such Indemnified Party's obligations, if any, to Company. KPP desires, and Company agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances, or matters would impair or otherwise adversely affect any of KPP's rights, interests, collateral security, or remedies. Therefore, Company, on behalf of Company and all successors and assigns of Company and any and all other parties claiming rights through Company, unconditionally releases, acquits, and forever discharges each and every Indemnified Party from: (1) any and all liabilities, obligations, duties, or indebtedness of any of the Indemnified Parties to Company, whether known or unknown, arising prior to the date hereof, and (2) any and all claims, offsets, causes of action, suits, or defenses, whether known or unknown, which Company might otherwise have against any of the Indemnified Parties on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind which existed, arose or occurred at any time prior to the date hereof.

         (b) WAIVER OF UNKNOWN CLAIMS. Company is aware that Company may later discover facts in addition to or different from those which Company now knows or believes to be true with respect to the releases given herein, and that it is nevertheless Company's intention to settle, release, and discharge fully, finally, and forever all of these matters, known or unknown, suspected or unsuspected, which previously existed, now exist, or may exist. In furtherance of such intention, Company specifically acknowledges and agrees that the releases given in this Agreement shall be and shall remain in effect as full and complete releases of the matters being released, notwithstanding the discovery or existence of any such additional or different facts and that such releases shall not be subject to termination or rescission by reason of any such additional or different facts.

         (c) WARRANTY OF NON-ASSIGNMENT. Company hereby represents and warrants that it has not previously assigned or transferred, or purported to assign or transfer, to any person or entity any of the claims, demands, grievances, liabilities, debts, accounts, obligations, costs, expenses, liens, rights, actions, or causes of action released by the terms of this Agreement.

         9. PAYMENT OF FEES, COSTS, AND EXPENSES. Company shall reimburse KPP, upon demand, for all fees, costs, and expenses (including attorneys' fees and costs) incurred by KPP in connection with the negotiation and preparation of



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this Agreement, and Company shall pay all expenses incurred by KPP in connection with KPP's enforcement and exercise of any of KPP's rights and remedies as herein provided, whether or not suit is commenced by KPP

         10. MISCELLANEOUS.

         (a) SEVERABILITY OF PROVISIONS. In the event that any one or more of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (b) AMENDMENT AND WAIVER. This Agreement may not be amended, modified, changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, change, waiver, discharge or termination is sought.

         (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Company, KPP, and their respective successors and assigns.

         (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by KPP of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original. Any failure by KPP to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document.

         (e) NO OTHER AMENDMENTS. Except as expressly modified hereby, the Subordinated Credit Agreement and the Loan Documents are in all respects ratified and confirmed and shall remain unchanged and in full force and effect.

         (f) ENTIRE AGREEMENT; CONFLICTS. This Agreement embodies the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No course of prior dealings among the parties hereto, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain or modify any term used herein. In the event of any conflict between the terms and provisions of this Agreement and any Loan Document, the terms and provisions of this Agreement shall control. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against KPP or Company under any rule of construction or otherwise.

         (g) GOVERNING LAW, SUBMISSION TO JURISDICTION, AND WAIVER OF JURY TRIAL/ARBITRATION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND IS SUBJECT TO THE



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PROVISIONS OF SECTION 8.8 OF THE SUBORDINATED CREDIT AGREEMENT, RELATING TO
CHOICE OF LAW, SUBMISSION TO JURISDICTION, AND WAIVER OF JURY TRIAL, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

COMPANY:                 KELLSTROM INDUSTRIES, INC., a Delaware corporation


                         By
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KPP:                     KEY PRINCIPAL PARTNERS, L.L.C.


                         By
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